                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  OCTOBER 31, 1995 (OCTOBER 16,
                                                   -----------------------------
1995)
-----

                                   QMS, INC.
                                   ---------
             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-9348               63-0737870
-----------------------------------     -----------       ------------------
(State or other jurisdiction            (Commission         (IRS Employer
     of incorporation)                  File Number)      Identification No.)

    ONE MAGNUM PASS, MOBILE ALABAMA                              36618
    -------------------------------                              -----
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code      (334) 633-4300
                                                    --------------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

  ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
           ------------------------------------

       On October 16, 1995 (the "Closing Date"), the Registrant sold all of the shares of capital stock of QMS Europe B.V. ("QMS Europe"), a limited liability company organized under the laws of the Netherlands, and of QMS Australia PTY Ltd. ("QMS Australia"), a corporation organized under the laws of Victoria, Australia (collectively, the "Shares"), to Jalak Investments, B.V. ("Jalak"), a limited liability company organized under the laws of the Netherlands, effective as of October 12, 1995 (the "Effective Date"). The sale was effected pursuant to a Share Purchase Agreement (the "Purchase Agreement") dated October 12, 1995 between the Registrant and Jalak. The Shares represent all of the issued and outstanding shares of each of Europe and Australia. A copy of the Purchase Agreement is attached as Exhibit 1 to this report and is incorporated by reference herein.

       The purchase price received by the Registrant for the Shares was U.S.$2,332,000, which was paid by Jalak in cash. The purchase price was determined by arms-length negotiations between the parties. Also, pursuant to the Purchase Agreement, on the Closing Date Jalak caused QMS Europe and QMS Australia to pay in full all amounts owed by them to the Registrant as of the Effective Date by delivery of (i) a Promissory Note in the original principal amount of U.S.$4,000,000 (the "Note"), and (ii) U.S.$3,996,929 in cash. A copy of the Note is attached hereto as Exhibit 2 and is incorporated by reference herein.

       The Note is guaranteed by Jalak, and is secured by the pledge of the Shares by Jalak pursuant to that certain Pledge and Security Agreement dated October 16, 1995 from Jalak in favor of the Registrant and related Pledging of Shares which was filed with a Dutch notary public (Collectively, the "Pledge Agreement"). A copy of the Pledge Agreement is attached hereto as Exhibit 3 and is incorporated by reference herein. The Registrant has agreed that its right to payment under the Note is subordinate to any obligations QMS Europe may have to Jalak's bank as set forth in that certain Deed of Subordination and Pledge dated October 16, 1995 by and among QMS Europe, Credit Lyonnais Bank Nederland N.V. and the Registrant (the "Subordination Agreement"). A copy of the Subordination Agreement is attached hereto as Exhibit 4 and is incorporated by reference herein.

       In connection with the sale of the Shares and pursuant to the Purchase Agreement, on October 16, 1995 the Registrant entered into a Master Distributor Agreement (the "Distributor Agreement") with QMS Europe, pursuant to which QMS Europe will distribute the Registrant's products in certain defined geographic areas. A copy of the Distributor Agreement is attached as
  Exhibit 5 to this report and is incorporated by reference herein. The Registrant also entered into a Trademark and Trade Name License Agreement on October 16, 1995 (the "License Agreement"), pursuant to which the Registrant has granted QMS Europe a license to use the trademarks, trade names, logos and slogans of the Registrant solely in connection with the advertising, promotion and sale of Registrant's products pursuant to the Distributor Agreement. A copy of the License Agreement is attached as Exhibit 6 and is incorporated by reference herein.

   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

       a.   Financial Statements of Business Sold.
            -------------------------------------

            The Registrant has determined that it is impracticable to provide the required financial statements of Europe and Australia prepared in accordance with Regulation S-X with the this report. The Registrant will file the required financial statements by amendment to this report as soon as practicable, but in any event no later than 60 days after October 31, 1995, the date by which this report is required to be filed.

       b.   Pro Forma Financial Information.
            -------------------------------

            The Registrant has determined that it is impracticable to provide the required pro forma financial information with this report. The Registrant will file such pro forma financial information by amendment to this report as soon as practicable, but in any event no later than 60 days after October 31, 1995, the date by which this report is required to be filed.

       c.   Exhibits.
            --------

            1. Share Purchase Agreement dated October 12, 1995 between the Registrant and Jalak Investments B.V.

            2. Promissory Note dated October 16, 1995 in the original principal amount of U.S.$4,000,000 from QMS Europe B.V. and QMS Australia PTY Ltd. in favor of QMS, Inc.

            3. Pledge and Security Agreement and Pledging of Shares, each dated October 16, 1995 by Jalak Investments, B.V. in favor of QMS, Inc.

            4. Deed of Subordination and Pledge dated October 16, 1995 by and among QMS, Inc., QMS Europe B.V.and Credit Lyonnais Bank Nederland N.V.

            5. Master Distributor Agreement dated October 16, 1995 among the Registrant, QMS Europe, B.V. and QMS Australia PTY Ltd.

            6. Trademark and Trade Name License Agreement dated October 16, 1995 between the Registrant and QMS Europe B.V.

                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      QMS. INC.


                                      By: /s/ James K. Doan
                                         ------------------------------
                                         Name:  James K. Doan
                                              -------------------------
                                         Title: Chief Financial Officer
                                               ------------------------

                                      Date:    October 31, 1995

                                 EXHIBIT INDEX

Exhibit                                                                    Sequential
Number                               Description                           Page Number
-------                              -----------                           -----------
   1.        Share Purchase Agreement dated October 12, 1995 between the
             Registrant and Jalak Investments B.V.

   2. Promissory Note dated October 16, 1995 in the original principal amount of U.S.$4,000,000 from QMS Europe B.V. and QMS Australia PTY Ltd.
             in favor of QMS, Inc.

   3. Pledge and Security Agreement and Pledging of Shares, each dated October 16, 1995 by Jalak Investments, B.V. in favor of
             QMS, Inc.

   4. Deed of Subordination and Pledge dated October 16, 1995 by and among QMS, Inc., QMS Europe B.V.and Credit Lyonnais Bank
             Nederland N.V.

   5. Master Distributor Agreement dated October 16, 1995 among the Registrant, QMS Europe, B.V. and
             QMS Australia PTY Ltd.

   6.        Trademark and Trade Name License Agreement dated
             October 16, 1995 between the Registrant and
             QMS Europe B.V.